UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2007

HD PARTNERS ACQUISITION CORPORATION
 (Exact Name of Registrant as Specified in Charter)

Delaware	001-32890	20-3893077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2601 Ocean Park Boulevard
Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 209-8308

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS FORM 8-K, HD PARTNERS ACQUISITION CORPORATION (THE “REGISTRANT”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING THE REGISTRANT’S SECURITIES, REGARDING ITS ACQUISITION OF CERTAIN ASSETS OF THE NATIONAL HOT ROD ASSOCIATION’S (THE “NHRA”) PROFESSIONAL DRAG RACING SERIES (THE “ACQUISITION”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

THE REGISTRANT AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF THE REGISTRANT’S STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION AND RELATED MATTERS. STOCKHOLDERS OF THE REGISTRANT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRANT’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE REGISTRANT’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ THE REGISTRANT’S FINAL PROSPECTUS, DATED JUNE 1, 2006, ITS REPORT ON FORM 10K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AND OTHER REPORTS AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE REGISTRANT’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS. THE DEFINITIVE PROXY STATEMENT OF THE REGISTRANT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE REGISTRANT AT: 2601 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA 90405. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF THE REGISTRANT CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SEC’S INTERNET SITE (http://www.sec.gov).

THE PRO FORMA FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO FOR THE ASSETS OF THE PROPOSED BUSINESS TO BE ACQUIRED IS UNAUDITED AND PREPARED BY THE NHRA AS A PRIVATE ENTITY, AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN THE REGISTRANT’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION AND RELATED MATTERS.

Item 8.01 Other Events

Investor Presentation

The presentation attached hereto as Exhibit 99.1 is in the form of slide show presentation that the Registrant expects to use in investor presentations to describe the Acquisition and the proposed business to be acquired and operated by the Registrant, assuming that the stockholders of the Registrant approve the Acquisition and the related matters.

Non-GAAP Financial Measures

The presentation attached hereto as Exhibit 99.1 includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). The Registrant believes that the presentation of this non-GAAP financial information may be useful to investors as it provides general information regarding the proposed business to be acquired and operated by the Registrant, assuming that the stockholders of the Registrant approve the Acquisition and the related matters.

Forward-looking Statements

This Current Report may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about the Registrant, the NHRA and their combined business after completion of the proposed acquisition. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of the Registrant’s and the NHRA’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the failure of the Registrant’s stockholders to approve the asset purchase agreement and the transactions contemplated thereby; the number and percentage of the Registrant stockholders voting against the acquisition; changing interpretations of generally accepted accounting principles; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which the NHRA is engaged; demand for the products and services that the NHRA provides, general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in the Registrant’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither the Registrant nor the NHRA assumes any obligation to update the information contained in this Current Report.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, the Registrant will file with the Securities and Exchange Commission a proxy statement which will be mailed to the stockholders of the Registrant. The Registrant’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the acquisition of assets from the NHRA and the related transactions. The Registrant’s stockholders may obtain a free copy of such filings at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HD Partners Acquisition Corporation, 2601 Ocean Park Blvd., Suite 320, Santa Monica, California 90405.

The Registrant and its officers and directors may be deemed to have participated in the solicitation of proxies from the Registrant’s stockholders in favor of the approval of the Acquisition and related transactions. Information concerning the Registrant’s directors and executive officers is set forth in the publicly filed documents of the Registrant. Stockholders may obtain more detailed information regarding the direct and indirect interests of the Registrant and its directors and executive officers in the Acquisition by reading the preliminary and definitive proxy statements regarding the Acquisition, which have been and will be filed, respectively, with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Investor Presentation
99.2	Press Release dated October 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2007

HD PARTNERS ACQUISITION CORPORATION

By: /s/ Eddy W. Hartenstein
Eddy W. Hartenstein
President and Chief Executive Officer